                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    0-25918                  13-3672716
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 20, 2007, Everlast Worldwide Inc. (the "Company") was notified by
Contender Partners LLC of the initial network order of ten episodes of the third season of The Contender reality television series. Consequently, pursuant to the
Company's agreement with Contender Partners LLC, the Company is required to issue warrants to purchase 190,197 shares of the Company's common stock, $.002 par value (the "Warrant"), to Contender Partners LLC. The Warrant is immediately exercisable and terminates on June 20, 2017. The exercise price is $13.11 per share of common stock. The Warrant also provides that some of the shares of common stock issued upon the exercise of the Warrant are returnable to the
Company if less than ten episodes of The Contender are actually aired on network television.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                        (Registrant)

Date: June 27, 2007
                                    By: /s/ Gary J. Dailey
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                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer

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